NASDAQ: ISTR John J. D’Angelo – President & Chief Executive Officer Christopher L. Hufft – Chief Financial Officer Travis M. Lavergne – Chief Credit Officer Investor Presentation Subordinated Notes Offering Exhibit 99.3

Disclaimer FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors of new information, data or methods, future events or other changes except as required by applicable law. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statement is qualified in its entirety by reference to the matters discussed in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Certain information contained in this presentation and statements made orally during this presentation relates to or is based on publications and other data obtained from third-party sources. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from such third-party sources. We have filed a registration statements (including prospectuses) with the SEC for the offerings to which this communication relates. Before you invest, you should read the prospectuses in the registration statements and other documents we have filed with the SEC for more complete information about us and these offerings. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov. Alternatively, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it from Sandler O’Neill + Partners, L.P., 1251 Avenue of the Americas New York, New York 10020, by telephone at (866) 805-4128. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of certain non-GAAP financial measures to GAAP financial measures are provided throughout the presentation. Numbers in this presentation may not sum due to rounding. The pro forma financial data included in this presentation is presented for illustrative purposes only and does not necessarily indicate the financial results of the combined companies had the companies actually been combined as of the periods presented. The pro forma financial data also does not consider any potential impacts of current market conditions on revenues, potential revenue enhancements, anticipated cost savings and expense efficiencies or asset dispositions, among other factors. Additionally, the adjustments made in the pro forma financial data are preliminary and may be revised.

Terms of Proposed Subordinated Debt Offering Investar Holding Corporation (NASDAQ: ISTR) Issuer Security Subordinated Notes Size $15.5 million Term 10 years Covenants Consistent with regulatory requirements for Tier 2 Capital Use of Proceeds Funding of a portion of the purchase price of the proposed merger transaction with Citizens, and for general corporate purposes, including investments in our banking subsidiary. If the merger is not consummated, for general corporate purposes, potential strategic acquisitions, and investments in our banking subsidiary Kroll Bond Rating Agency BBB- Structure Fixed-to-Floating Rate Sole Book-Running Manager Sandler O’Neill + Partners, L.P. Concurrent Offering Concurrently with this offering, the Company is offering $30.0 million of Common Equity

Leadership Team John J. D’Angelo President & CEO Christopher L. Hufft Chief Financial Officer Travis M. Lavergne Chief Credit Officer Founding President and Chief Executive Officer Prior to founding Investar, Mr. D’Angelo was president and director of Aegis Lending Corporation, a mortgage lending company with operations in 46 states and the District of Columbia Previously, Mr. D’Angelo held various senior positions at Hibernia National Bank (the predecessor to Capital One Bank, N.A.), focusing on the East Baton Rouge Parish, Louisiana market 2.3% of total beneficial ownership New Orleans native; graduate of Louisiana State University Joined Investar in February 2014 as Chief Accounting Officer, and assumed the role of Chief Financial Officer in October 2015 Prior to joining Investar, Mr. Hufft served for 9 years as the Vice President of Accounting at Amedisys, Inc., a publicly-traded home health and hospice company Mr. Hufft, a licensed certified public accountant, also spent seven years in public accounting, servicing both public and privately-held clients in the banking, healthcare and manufacturing sectors B.S. Accounting – Louisiana State University Served as Executive Vice President and Chief Credit Officer since March 2013 and Chief Risk Management Officer since joining in July 2012 Prior to joining Investar, Mr. Lavergne was a Senior Examiner at the Louisiana Office of Financial Institutions from September 2005 to July 2012 B.S. Finance – Louisiana State University M.B.A. – Southeastern Louisiana University

Investar Snapshot Company overview Financial highlights Chartered as a de novo commercial bank in June 2006 by John J. D’Angelo, the current President and Chief Executive Officer Completed initial public offering of 3.3 million shares in July 2014, generating net proceeds of $41.7 million Headquartered in Baton Rouge, LA, ISTR offers a wide range of commercial banking products to meet the needs of small to medium-sized businesses ISTR currently operates 10 full service banking offices located throughout its primary markets of Baton Rouge, New Orleans, Lafayette, and Hammond, Louisiana ISTR is ranked 17th in the Louisiana market with $867 million of total deposits as of June 30, 2016, and 12th for those headquartered in Louisiana Experienced management team that has generated strong organic growth complemented by two successful acquisitions since 2011 Strong capital position and disciplined credit philosophy ISTR had 152 full-time equivalents as of December 31, 2016 Note: Dollars in millions Efficiency ratio represents noninterest expenses divided by the sum of net interest income (before provision for loan losses) and noninterest income ISTR (10) Citizens Bancshares, Inc. (3)

Investar Timeline June 2006 Chartered with an initial capitalization of $10.1 million FY 2008 Achieved profitability in second full year of operations May 2009 Opened second branch in Baton Rouge 2Q 2011 Opened two additional branches in Baton Rouge Market October 2011 Acquired South Louisiana Business Bank December 2012 Entered the New Orleans market through the purchase of two closed branch locations and hiring of local bankers May 2013 Entered the Hammond market through the acquisition of First Community Bank July 2013 Entered Lafayette market by opening a de novo branch July 2014 Completed initial public offering of 3.3 million shares August 2014 Opened additional branch in Baton Rouge market March 2017 Announced the acquisition of Citizens Bancshares 10 Year CAGR: 44.2% Note: Bank level data shown for 2006 through 2012 (holding company incorporated in 2013)

Accomplishments Since IPO Announced Largest Acquisition Since Inception Shifted from Consumer Loans to C&I and CRE Focus Maintained High Quality Organic Loan Growth Continued to Add Experienced Bankers in Key Areas Further Established in Four Key Louisiana Markets Since IPO in June 2014, Investar has experienced significant progress : Transitioned from Transactional Banking to Relationship Banking

Attractive Markets Louisiana Deposit Market Share Market Share Opportunity Baton Rouge Louisiana’s second largest market by deposits and the state capital, deemed the major industrial, medical, research, motion picture, and growing technology center of the American South Hammond Commercial hub of a large agricultural segment of Louisiana, bedroom community of New Orleans, and home to Southeastern Louisiana University with 5.26% population growth projected from 2017 to 2022 Lafayette Louisiana’s third largest city by population and deposits with 9.56% household income growth projected from 2017 to 2022 New Orleans Louisiana’s largest city by population and deposits and a hub of hospitality, healthcare, universities, and energy Note: Large banks defined as having over $50 billion in assets Source: SNL Financial; Deposit data as of June 30, 2016 Baton Rouge: Total Deposits: $19.6 Billion Hammond: Total Deposits: $1.8 Billion Lafayette: Total Deposits: $10.8 Billion New Orleans: Total Deposits: $35.7 Billion

Historical Growth Total assets Total loans CAGR: 33% Note: Dollars in millions Total deposits CAGR: 32% CAGR: 31% Substantially all growth has been achieved organically 28% growth in business lending portfolio in 2016

Financial Performance Diluted earnings per share Efficiency ratio¹ Return on average assets Efficiency ratio represents noninterest expenses divided by the sum of net interest income (before provision for loan losses) and noninterest income

Loan Composition Gross loans includes loans held for sale of $32.1 million; there were no loans held for sale at 12/31/2016 June 30, 2014 (IPO) December 31, 2016 Gross Loans: $893.4 million Gross Loans¹: $596.1 million Since the initial public offering, the Company has transitioned its focus from consumer loans to commercial real estate and commercial and industrial loans Company made an affirmative decision to exit the indirect auto loan business in November 2015 and the Company discontinued accepting loan applications at that time Yield on loans was 4.50% for the quarter ended December 31, 2016 The Company has less than 1% direct exposure to the energy sector in the loan portfolio

Focus the organization on Business Banking and Commercial Lending Business Banking strategy requires fewer branches and branches of a smaller size Further develop the Treasury Management function to attract business noninterest-bearing deposits versus CDs Less reliance on CDs would drive down interest expense and save on marketing costs related to sourcing CDs A more automated platform can be achieved, reducing staffing needs Exit lines of business that do not provide the proper return for the level of compliance risk and monitoring costs Discontinued most consumer product lending by end of 2016 Continue to grow the franchise organically and through acquisitions into a regional bank Growth and Profitability Going Forward Note: Dollars in millions Business lending portfolio includes owner-occupied CRE and C&I loans as of December 31, 2016 Excludes loans held for sale Loan growth by segment² Business Lending Portfolio¹

Opportunistic Acquisitions Completed

INVESTAR

Branch map


ISTR (10)
Citizens Bancshares, Inc. (3)
Hazlehurst
Fayette
Brookhaven
Homochitto National Forest
McComb
Columbia
Marksville
Kentwood
Oakdale
Bogalusa
Zachary
Eunice
Opelousas
Slidell
Jennings
Lafayette
Gonzales
Abbeville
New Iberia
Thibodaux
Bayou Vista
Morgan City
Houma
Grand Isle

Whole bank acquisitions

- Two whole bank transactions completed since 2011
- Processes and infrastructure established to analyze selective opportunities going forward

South Louisiana Business Bank

- Announced: June 2011
- Closed: October 2011
- 1 Branch in Prairieville, LA
- $31.5 million in gross loans and $38.6 million in deposits[1]

Rationale:

- Entered Ascension Parish with 3.4% deposit market share
- Capital accretive
- Management talent

First Community Bank

- Announced: January 2013
- Closed: May 2013
- 2 Branches – Hammond and Mandeville, LA
- $77.5 million in gross loans and $86.5 million in deposits[1]

Rationale:

- Recorded bargain purchase gain
- Initial entrance into Hammond market plus another location in the New Orleans MSA

(1) Based on fair values at time of closing

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Recently Announced Acquisition of Citizens Bancshares, Inc.

INVESTAR

Transaction overview

- ISTR announced the acquisition of Citizens Bancshares, Inc., a $245 million asset bank headquartered in Louisiana, on March 8, 2017
  - Citizens is a historically profitable institution, with LTM ROAA of approximately 0.90%
  - Citizens offers ISTR an attractive deposit base, with noninterest-bearing deposits of approximately 20% of total deposits and cost of funds of 0.50%
  - Clean asset quality, with NPAs / Assets of 0.58%
- Deal value equal to $45.8 million (100% cash consideration)
  - 128% of tangible book value at announcement
- Expected closing third quarter of 2017

Citizens historical financial highlights

	For the Year Ended		
	2014	2015	2016
Balance Sheet			
Total Assets	$247	$247	$245
Net Loans	124	126	127
Deposits	213	212	208
Noninterest-Bearing Deposits	20%	20%	20%
Gross Loans / Deposits	59%	61%	62%
Capital			
Total Equity	$32	$34	$36
TCE / TA	13.00%	13.66%	14.51%
Total Capital Ratio	30.80%	31.83%	33.63%
Earnings & Profitability			
Net Income	$2.3	$2.2	$2.2
ROAA	0.92%	0.88%	0.87%
Net Interest Margin	3.08%	2.99%	3.09%
Efficiency Ratio	58.9%	59.8%	61.3%
Asset Quality			
NPAs / Assets	0.27%	0.37%	0.58%
Reserves / Loans	1.53%	1.50%	1.49%
NCOs / Average Loans	0.00%	0.00%	0.01%

Note: Dollars in millions; bank level regulatory data shown for Citizens as of December 31, 2016

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Historical Capital Position Consolidated Bank Note: Dollars in millions

Pro Forma Capitalization – Holding Company Note: Citizens merger adjustments include estimated cash consideration paid of $45.8 million and estimates of other purchase accounting adjustments, including goodwill of approximately $8.0 million; assumes risk weighting on net proceeds from $30.0 million common equity raise and $15.5 million subordinated debt raise equal to 20.0%; principal amount of subordinated debt qualifies as Tier 2 capital. Capital ratios for Citizens are bank-only. Pro Forma for Citizens Merger, Common Equity Offering, and Subordinated Debt Offering $ in thousands Pro Forma for Investar Citizens Common Subordinated Common Equity 12/31/2016 12/31/2016 Equity Debt and Sub Debt Balance Sheet Total assets $1,158,960 $245,203 $1,394,746 $1,381,663 $1,409,763 Loans, net 886,375 126,849 1,015,276 1,015,276 1,015,276 Total deposits 907,787 208,442 1,116,177 1,116,177 1,116,177 Borrowings 126,499 – 126,499 141,517 141,517 Stockholders' equity 112,757 35,678 139,070 110,970 139,070 Capital Ratios Tier 1 leverage ratio 10.10% 14.46% 9.68% 7.70% 9.58% Tier 1 risk-based capital ratio 11.75% 32.38% 12.19% 9.63% 12.16% Total 1 risk-based capital ratio 12.47% 33.63% 12.84% 11.71% 14.22% Common equity tier 1 capital ratio 11.40% 32.38% 11.87% 9.31% 11.84%

Pro Forma Double Leverage and Interest Coverage Includes Citizens’ LTM actual financials; deposit interest adjusted for estimated full year amortization of purchase accounting mark; pre-tax income adjusted for estimated full year purchase accounting amortization and assumes 30% cost savings on Citizens’ LTM noninterest expense Assumes completion of $30.0 million gross equity offering, net of estimated offering expenses, invested at 1.50% Assumes 90% of $15.5 million gross subordinated debt offering, net of estimated offering expenses, offering downstreamed to the bank Assumes a 6.25% coupon

$908M $209M $1.1B Pro Forma Deposit Composition Source: SNL Financial; data as of December 31, 2016; bank level data shown for Citizens

Pro Forma Loan Composition Source: SNL Financial; data as of December 31, 2016; bank level data shown for Citizens $893M $129M $1.0B

ISTR Loan Credit Portfolio Summary $893M Note: Financial data as of December 31, 2016 No special mention or substandard loans with exposure to the energy industry

Asset Quality Trends NPAs / Assets NCOs / Average Loans Reserves / Loans Reserves / NPLs

Investment Opportunity Management 1 Market 2 Growth 3 Asset Quality 4 Profitability 5 Legacy team with proven industry expertise tied to the Southern Louisiana region Continue to add experienced bankers in new and existing markets Southern Louisiana focus with complementary new market expansion Loan portfolio diversity Disciplined credit philosophy – legacy delinquencies less than 1% Expected to increase as investment in infrastructure has already been made Leverage existing infrastructure in core markets Limited de novo branching Opportunistic, disciplined acquisition strategy Focus on relationship banking

Non-GAAP Reconciliation